UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-451-2010

Date of fiscal year end: February 28

Date of reporting period: November 30, 2008

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

FORM N-Q

NOVEMBER 30, 2008

Western Asset Emerging Markets Debt Portfolio

Schedule of Investments (unaudited)	November 30, 2008

Face Amount†		Security	Value
CORPORATE BONDS & NOTES - 48.6%
Bahamas - 3.5%
		Credit Suisse/Nassau, Credit Linked Notes (OAO Gazprom):
16,630,000	RUB	6.790% due 10/29/09 (a)(c)	$558,112
4,160,000	RUB	7.000% due 10/27/11 (a)(c)	123,296

		Total Bahamas	681,408

Brazil - 7.5%
300,000		Globo Communicacoes e Participacoes SA, Bonds, 7.250% due 4/26/22 (a)	231,750
		GTL Trade Finance Inc.:
100,000		7.250% due 10/20/17 (a)	83,990
279,000		7.250% due 10/20/17 (a)	233,922
200,000		Odebrecht Finance Ltd., 7.500% due 10/18/17 (a)	150,500
		Vale Overseas Ltd., Notes:
127,000		8.250% due 1/17/34	122,780
791,000		6.875% due 11/21/36	646,316

		Total Brazil	1,469,258

Chile - 0.9%
167,000		Enersis SA, Notes, 7.375% due 1/15/14	168,411

China - 0.2%
100,000		Galaxy Entertainment Finance Co. Ltd., 8.133% due 12/15/10 (a)(b)	38,500

Colombia - 1.2%
280,000		EEB International Ltd., Senior Bonds, 8.750% due 10/31/14 (a)	240,800

India - 0.6%
250,000		ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22 (a)(b)	124,978

Ireland - 0.7%
240,000		Vimpel Communications, Loan Participation Notes, Secured Notes, 8.375% due 4/30/13 (a)	129,030

Kazakhstan - 4.6%
330,000		ATF Capital BV, Senior Notes, 9.250% due 2/21/14 (a)	199,650
300,000		HSBK Europe BV, 7.250% due 5/3/17 (a)	172,500
420,000		KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13 (a)	321,300
		TuranAlem Finance BV, Bonds:
350,000		8.250% due 1/22/37 (a)	137,375
200,000		8.250% due 1/22/37 (a)	79,000

		Total Kazakhstan	909,825

Luxembourg - 2.5%
100,000		Evraz Group SA, Notes, 8.875% due 4/24/13 (a)	44,250
280,000		Gaz Capital SA, Senior Notes, 8.146% due 4/11/18 (a)	187,551
		RSHB Capital, Loan Participation Notes:
110,000		Secured Notes, 7.125% due 1/14/14 (a)	68,750
220,000		Senior Notes, 7.175% due 5/16/13 (a)	154,000
100,000		TNK-BP Finance SA, 7.500% due 7/18/16 (a)	44,000

		Total Luxembourg	498,551

Mexico - 12.4%
210,000		America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	177,170
		Axtel SAB de CV, Senior Notes:
10,000		11.000% due 12/15/13	7,850
600,000		7.625% due 2/1/17 (a)	411,000
150,000		7.625% due 2/1/17 (a)	102,375
50,000		Banco Mercantil del Norte SA, Subordinated Bonds, 6.135% due 10/13/16 (a)(b)	36,590

See Notes to Schedule of Investments.

Western Asset Emerging Markets Debt Portfolio

Schedule of Investments (unaudited) (continued)	November 30, 2008

Face Amount†		Security	Value
Mexico - 12.4% (continued)
2,263,000		Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	$1,712,666

		Total Mexico	2,447,651

Russia - 9.6%
		Evraz Group SA, Notes:
500,000		8.875% due 4/24/13 (a)	220,000
140,000		9.500% due 4/24/18 (a)	60,900
4,680,000	RUB	Gazprom OAO, 6.950% due 8/6/09 (c)	155,136
		LUKOIL International Finance BV:
470,000		6.356% due 6/7/17 (a)	246,750
236,000		6.656% due 6/7/22 (a)	112,100
340,000		RSHB Capital, Loan Participation Notes, 7.125% due 1/14/14 (a)	218,552
		Russian Agricultural Bank, Loan Participation Notes:
100,000		7.175% due 5/16/13 (a)	67,930
339,000		6.299% due 5/15/17 (a)	176,212
		TNK-BP Finance SA:
430,000		6.625% due 3/20/17 (a)	177,375
460,000		Bonds, 7.500% due 7/18/16 (a)	204,700
360,000		UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16 (a)	162,900
140,000		Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13 (a)	77,700

		Total Russia	1,880,255

Thailand - 1.0%
		True Move Co., Ltd.:
280,000		10.375% due 8/1/14 (a)	93,800
300,000		Notes, 10.750% due 12/16/13 (a)	106,500

		Total Thailand	200,300

United Kingdom - 3.9%
8,815,000	RUB	HSBC Bank PLC, Credit-Linked Notes (Russian Agricultural Bank), 8.900%
		due 12/20/10 (c)	149,023
16,500,000	RUB	JPMorgan Chase Bank, Credit-Linked Notes (Russian Agricultural Bank),
		9.500% due 2/11/11 (a)(c)	388,712
420,000		Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14 (a)	237,300

		Total United Kingdom	775,035

United States - 0.0%
		HSBC Bank USA, Notes:
3,902		7.000% due 11/1/11 (a)(b)(c)	2,937
3,755		7.000% due 11/1/11 (a)(b)(c)	2,822

		Total United States	5,759

		TOTAL CORPORATE BONDS & NOTES (Cost - $14,703,236)	9,569,761

SOVEREIGN BONDS - 34.3%
Argentina - 1.1%
		Republic of Argentina:
202,000	EUR	9.000% due 6/20/03 (d)	36,867
452,000	DEM	7.000% due 3/18/04 (d)	42,546
154,000	DEM	11.250% due 4/10/06 (d)	15,246
360,000		Bonds, 7.000% due 9/12/13	105,930
		GDP Linked Securities:
174,522	ARS	0.000% due 12/15/35 (b)	3,672
40,000	EUR	0.000% due 12/15/35 (b)	2,006

See Notes to Schedule of Investments.

Western Asset Emerging Markets Debt Portfolio

Schedule of Investments (unaudited) (continued)	November 30, 2008

Face Amount†		Security	Value
Argentina - 1.1% (continued)
5,000		0.000% due 12/15/35 (b)	$224

		Total Argentina	206,491

Brazil - 8.2%
		Brazil Nota do Tesouro Nacional:
1,000	BRL	10.000% due 1/1/10 (c)	412
2,628,000	BRL	10.000% due 7/1/10 (c)	1,058,596
1,486,000	BRL	10.000% due 1/1/12	552,466

		Total Brazil	1,611,474

Colombia - 2.3%
552,000		Republic of Colombia, 7.375% due 9/18/37	460,920

Ecuador - 0.5%
337,000		Republic of Ecuador, 10.000% due 8/15/30 (a)(e)	97,730

Gabon - 0.4%
143,000		Gabonese Republic, 8.200% due 12/12/17 (a)	80,795

Indonesia - 0.4%
1,528,000,000	IDR	Republic of Indonesia, 10.250% due 7/15/27	85,285

Panama - 3.1%
		Republic of Panama:
79,000		7.250% due 3/15/15	75,050
237,000		9.375% due 4/1/29	237,000
384,000		6.700% due 1/26/36	301,440

		Total Panama	613,490

Peru - 2.2%
		Republic of Peru:
80,000		8.750% due 11/21/33	80,400
45,000		Bonds, 6.550% due 3/14/37	35,550
300,000		Global Bonds, 8.375% due 5/3/16	308,250

		Total Peru	424,200

Russia - 1.8%
421,400		Russian Federation, 7.500% due 3/31/30 (a)	360,297

Turkey - 9.0%
2,525,000		Republic of Turkey, Notes, 6.875% due 3/17/36	1,780,125

Venezuela - 5.3%
		Bolivarian Republic of Venezuela:
266,000		8.500% due 10/8/14	154,280
1,498,000		5.750% due 2/26/16 (a)	692,825
363,000		Collective Action Securities, 9.375% due 1/13/34	188,760

		Total Venezuela	1,035,865

		TOTAL SOVEREIGN BONDS (Cost - $9,694,766)	6,756,672

Warrants
WARRANTS - 0.3%
2,590		Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20* (Cost - $0)	64,750

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $24,398,002)	16,391,183

See Notes to Schedule of Investments.

Western Asset Emerging Markets Debt Portfolio

Schedule of Investments (unaudited) (continued)	November 30, 2008

Face Amount†		Security	Value
SHORT-TERM INVESTMENTS - 5.1%
Sovereign Bonds - 1.8%
		Bank Negara Malaysia Islamic Notes:
70,000	MYR	Zero coupon bond to yield 3.357% due 12/23/08	$19,279
40,000	MYR	Zero coupon bond to yield 3.259% due 12/30/08	11,011
20,000	MYR	Zero coupon bond to yield 3.259% due 12/30/08	5,505
		Bank Negara Malaysia Monetary Notes:
40,000	MYR	Zero coupon bond to yield 3.205% due 12/16/08	11,024
70,000	MYR	Zero coupon bond to yield 3.255% due 12/16/08	19,293
971,000	MYR	Zero coupon bond to yield 3.440% due 12/30/08	267,243
100,000	MYR	Zero coupon bond to yield 3.496% due 2/17/09 (c)	27,397

		Total Sovereign Bonds (Cost - $377,085)	360,752

Repurchase Agreement - 3.3%
644,000		Morgan Stanley tri-party repurchase agreement dated 11/28/08, 0.180% due 12/1/08; Proceeds at maturity - $644,010; (Fully collateralized by U.S. government agency obligation, 4.700% due 2/26/15; Market value - $814,857) (Cost - $644,000)	644,000

		TOTAL SHORT-TERM INVESTMENTS (Cost - $1,021,085)	1,004,752

		TOTAL INVESTMENTS - 88.3% (Cost - $25,419,087#)	17,395,935
		Other Assets in Excess of Liabilities - 11.7%	2,308,304

		TOTAL NET ASSETS - 100.0%	$19,704,239

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2008.

(c)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 2).

(d)	Security is currently in default.

(e)	Subsequent to the reporting period, this security went into default.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARS	— Argentine Peso
BRL	— Brazilian Real
DEM	— German Mark
EUR	— Euro
GDP	— Gross Domestic Product
IDR	— Indonesian Rupiah
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Emerging Markets Debt Portfolio (the “Fund”) is a separate non-diversified investment series of the Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(b) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Notes to Schedule of Investments (unaudited) (continued)

Implied credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. Spreads are the theoretical price a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Other Risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

(g) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investment Valuation

Effective March 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Schedule of Investments (unaudited) (continued)

Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	November 30, 2008	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$17,395,935	—	$17,246,912	$149,023
Other Financial Instruments*	(7,791)	—	(7,791)	—

Total	$17,388,144	—	$17,239,121	$149,023

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of February 28, 2008	$0
Accrued Premiums/Discounts	—
Realized Gain (Loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	149,023

Balance as of November 30, 2008	$149,023

3. Investments

At November 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$66,426
Gross unrealized depreciation	(8,089,578)

Net unrealized depreciation	$(8,023,152)

At November 30, 2008, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain(Loss)
Contracts to Buy:
Russian Ruble	823,680	$29,185	12/8/08	$(2,815)
Russian Ruble	640,940	22,710	12/8/08	(2,199)
Russian Ruble	582,080	20,515	12/11/08	(2,140)
Russian Ruble	699,030	24,636	12/11/08	(2,363)

				(9,517)

Contracts to Sell:
Euro	12,370	15,705	12/8/08	1,845
Euro	9,521	12,088	12/8/08	1,430
Euro	16,000	20,313	12/11/08	2,342

				5,617

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(3,900)

Notes to Schedule of Investments (unaudited) (continued)

At November 30, 2008, the Fund had the following open swap contract:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	IMPLIED CREDIT SPREAD AT NOVEMBER 30, 2008(3)	PERIODIC PAYMENTS RECEIVED BY THE FUND ‡	MARKET VALUE	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Suisse First Boston Inc. (Turanalem Finance BV, 8.000% due 3/24/14)	$490,000	12/31/08	27.00%	27.00% quarterly	$(3,891)	$—	$(3,891)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

‡	Percentage shown is an annual percentage rate.

4. Recent Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	January 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	January 28, 2009

By:	/s/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer

Date:	January 28, 2009